Exhibit 99.1

Fourth Quarter 2002 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s February 4, 2003 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s February 4, 2003 conference call might not occur.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

1

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The company operates as a self-administered real estate investment trust. As of December 31, 2002, the company's stabilized portfolio consisted of 87 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.4 million and 4.9 million square feet, respectively, and was 93.7% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
John R. D'Eathe		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart		Kathy M. Delgado	Sr. VP Marketing and Leasing	(310) 481-6580
John B. Kilroy, Jr.		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
Dale F. Kinsella		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
		Steve Scott	Sr. VP San Diego Development
		Justin Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		McDonald Investments Inc.
David AuBuchon	(314) 955-5452	Anatole Pevnev	(216) 263-4783

Banc of America Securities LLC		Merrill Lynch & Co., Inc.
Lee Schalop	(212) 847-5677	Rahul Bhattacharjee	(212) 449-1920

Credit Suisse First Boston		Prudential Securities
Larry Raiman	(212) 538-2380	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities Inc.		RBC Capital Markets
Lou Taylor	(212) 469-4912	Jay Leupp	(415) 633-8588

Friedman, Billings, Ramsey & Co., Inc.		UBS Warburg
David Loeb	(703) 469-1289	Sydney Hilzenrath	(212) 713-9771

Green Street Advisors
Jim Bracken	(949) 640-8780

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2002	09/30/2002	06/30/2002	03/31/2002	12/31/2001
INCOME ITEMS (Including Discontinued Operations):
Revenues	$52,470	$51,111	$51,265	$52,635	$49,598
Net Straight Line Rent	1,654	1,948	(97)	1,637	2,271
Lease Termination Fees	872	51	0	1,270	9
Net Operating Income	39,519	38,669	39,254	40,416	38,525
EBITDA	36,604	35,783	35,692	40,617	34,232
Capitalized Interest and Loan Fees	3,359	3,451	3,359	3,837	3,757

Net Income	13,965	7,885	4,957	13,507	7,625
Funds From Operations	24,262	23,170	23,358	27,153	20,933
Funds Available for Distribution	16,890	19,285	22,595	26,368	14,944

Net Income per share—diluted	$0.50	$0.28	$0.18	$0.49	$0.28
Funds From Operations per share—diluted	$0.76	$0.72	$0.73	$0.89	$0.68
Funds Available for Distribution per share—diluted	$0.53	$0.60	$0.70	$0.86	$0.49

Dividend per share	$0.495	$0.495	$0.495	$0.495	$0.480

RATIOS (Including Discontinued Operations):
Operating Margins	74.4%	75.2%	76.2%	77.0%	77.8%
Interest Coverage Ratio(1)	4.2x	4.0x	4.1x	4.3x	3.5x
Fixed Charge Coverage Ratio(2)	3.0x	2.9x	2.9x	3.2x	2.6x
FFO Payout Ratio(3)	64.6%	68.7%	68.0%	55.8%	69.9%
FAD Payout Ratio(4)	92.8%	82.6%	70.3%	57.5%	97.9%

	12/31/2002	09/30/2002	06/30/2002	03/31/2002	12/31/2001
ASSETS:
Investments in Real Estate before Depreciation	$1,686,218	$1,697,580	$1,678,839	$1,661,622	$1,600,994
Total Assets	1,506,602	1,518,313	1,510,577	1,505,929	1,457,229

CAPITALIZATION:
Total Debt	$762,037	$773,268	$761,302	$741,186	$714,587
Total Preferred Stock(5)	155,000	155,000	155,000	155,000	155,000
Total Market Equity Value(5)	729,685	762,628	860,409	903,565	800,894
Total Market Capitalization(5)	1,646,722	1,690,896	1,776,711	1,799,751	1,670,481
Total Debt / Total Market Capitalization	46.3%	45.7%	42.8%	41.2%	42.8%
Total Debt and Preferred / Total Market Capitalization	55.7%	54.9%	51.6%	49.8%	52.1%

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)
Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.

(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See "Capital Structure" on page 25.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the three months ended
	12/31/2002	09/30/2002	06/30/2002	03/31/2002	12/31/2001
High Price	$23.64	$26.65	$29.64	$28.30	$26.32
Low Price	$20.25	$22.05	$26.30	$25.01	$23.41
Closing Price	$23.05	$23.71	$26.75	$28.21	$26.27
Dividend per share—annualized	$1.98	$1.98	$1.98	$1.98	$1.92

Closing common shares (in 000's)(1)	27,420	27,928	27,744	27,572	27,426
Closing partnership units (in 000's)(1)	4,237	4,237	4,421	4,458	3,061

	31,657	32,165	32,165	32,030	30,487

(1)	As of the end of the period.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Consolidated Balance Sheets
(unaudited, $ in thousands)

	12/31/2002	09/30/2002	06/30/2002	03/31/2002	12/31/2001
ASSETS:
Land and improvements	$288,228	$297,305	$285,585	$277,842	$269,366
Buildings and improvements	1,289,525	1,290,575	1,220,923	1,179,214	1,140,499
Undeveloped land and construction in progress, net	108,465	109,700	172,331	204,566	191,129

Total investment in real estate	1,686,218	1,697,580	1,678,839	1,661,622	1,600,994
Accumulated depreciation and amortization	(278,503)	(270,951)	(259,676)	(248,702)	(241,665)

Investment in real estate, net	1,407,715	1,426,629	1,419,163	1,412,920	1,359,329
Cash and cash equivalents	15,777	9,878	12,663	10,432	16,487
Restricted cash	6,814	7,348	5,811	5,984	5,413
Current receivables, net	3,074	2,779	3,041	2,921	4,770
Deferred rent receivables, net	29,466	28,422	26,470	26,568	27,381
Deferred leasing costs, net	31,427	30,532	30,313	32,972	33,120
Deferred financing costs, net	6,221	6,873	7,596	9,236	3,948
Prepaid expenses and other assets	6,108	5,852	5,520	4,896	6,781

TOTAL ASSETS	$1,506,602	$1,518,313	$1,510,577	$1,505,929	$1,457,229

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$507,037	$473,268	$455,302	$457,186	$459,587
Unsecured line of credit	255,000	300,000	306,000	284,000	155,000
Unsecured term facility					100,000
Accounts payable, accrued expenses and other liabilities	43,917	37,766	39,016	49,745	53,879
Accrued distributions	15,670	15,922	15,891	15,163	14,634
Rents received in advance, tenant security deposits and deferred revenue	24,310	20,143	16,737	14,593	15,955

Total liabilities	845,934	847,099	832,946	820,687	799,055

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	68,196	68,522	72,415	74,477	49,176
Minority interest in Development LLCs					15,869

Total minority interests	220,697	221,023	224,916	226,978	217,546

Stockholders’ Equity:
Common stock	273	278	277	275	274
Additional paid-in capital	493,116	503,184	499,196	494,354	479,295
Distributions in excess of earnings	(47,629)	(48,020)	(42,079)	(33,305)	(33,163)
Accumulated net other comprehensive loss	(5,789)	(5,251)	(4,679)	(3,060)	(5,778)

Total stockholders’ equity	439,971	450,191	452,715	458,264	440,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,506,602	$1,518,313	$1,510,577	$1,505,929	$1,457,229

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2002	2001	% Change	2002	2001	% Change
REVENUES:
Rental income	$45,788	$43,754	4.6%	$177,104	$175,266	1.0%
Tenant reimbursements	4,798	4,092	17.3%	21,799	21,125	3.2%
Interest income	62	147	(57.8%)	513	1,030	(50.2%)
Other income	1,005	31	3141.9%	2,679	6,189	(56.7%)

Total revenues	51,653	48,024	7.6%	202,095	203,610	(0.7%)

EXPENSES:
Property expenses	8,460	7,351	15.1%	30,799	28,741	7.2%
Real estate taxes	3,960	2,879	37.5%	15,548	14,960	3.9%
General and administrative expenses	2,975	2,823	5.4%	12,557	11,692	7.4%
Ground leases	319	361	(11.6%)	1,354	1,507	(10.2%)
Interest expense	8,615	9,579	(10.1%)	35,640	41,457	(14.0%)
Depreciation and amortization(1)	14,468	13,174	9.8%	59,781	51,460	16.2%

Total expenses	38,797	36,167	7.3%	155,679	149,817	3.9%

INCOME FROM CONTINUING OPERATIONS BEFORE NET GAINS ON DISPOSITIONS	12,856	11,857	8.4%	46,416	53,793	(13.7%)
Net gains on dispositions of operating properties(2)		707	(100.0%)	896	4,714	(81.0%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,856	12,564	2.3%	47,312	58,507	(19.1%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(13,500)	(13,500)	0.0%
Minority interest attributable to continuing operations	(1,257)	(751)	67.4%	(4,636)	(4,185)	10.8%
Recognition of previously reserved Development LLC preferred return				3,908		100.0%
Minority interest in earnings of Development LLCs		(1,549)	(100.0%)	(1,024)	(3,701)	(72.3%)

Total minority interests	(4,632)	(5,675)	(18.4%)	(15,252)	(21,386)	(28.7%)

INCOME FROM CONTINUING OPERATIONS	8,224	6,889	19.4%	32,060	37,121	(13.6%)

DISCONTINUED OPERATIONS:(3)
Revenues from discontinued operations	817	1,574	(48.1%)	5,386	6,035	(10.8%)
Expenses from discontinued operations	(339)	(755)	(55.1%)	(2,511)	(3,016)	(16.7%)
Net gain on disposition of discontinued operations	6,100		100.0%	6,570		100.0%
Minority interest attributable to discontinued operations	(837)	(83)	908.4%	(1,193)	(317)	276.3%

Total discontinued operations	5,741	736	680.0%	8,252	2,702	205.4%

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	13,965	7,625	83.1%	40,312	39,823	1.2%

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE					(1,392)	100.0%

NET INCOME	$13,965	$7,625	83.1%	$40,312	$38,431	4.9%

Weighted average shares outstanding—basic	27,453	27,426		27,450	27,167
Weighted average shares outstanding—diluted	27,691	27,545		27,722	27,373

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.51	$0.28	82.1%	$1.47	$1.41	4.3%

Net income per common share—diluted	$0.50	$0.28	78.6%	$1.45	$1.40	3.6%

(1)
Included in depreciation for the year ended December 31, 2002 is a non-cash charge of approximately $5.3 million for previously capitalized leasing costs, including leasing commissions and certain tenant improvements, related to the Company’s leases with Peregrine Systems, Inc.

(2)
The net gains on dispositions of operating properties for the year ended December 31, 2002 relates to the disposition of an office property the Company sold in the fourth quarter of 2001. This additional gain had previously been reserved for financial reporting purposes until certain litigation associated with the disposition was resolved in the second quarter of 2002.

(3)
In accordance with SFAS 144 "Accounting for the Impairment or Disposal of Long-Lived Assets", effective for financial statements issued after December 15, 2001, the net income and the net gain on disposition of properties sold subsequent to December 31, 2001 are reflected in the consolidated statement of operations as discontinued operations for all periods presented.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2002	2001	% Change	2002	2001	% Change
FUNDS FROM OPERATIONS:
Net Income	$13,965	$7,625	83.1%	$40,312	$38,431	4.9%
Adjustments:
Minority interest in earnings of Operating Partnership	2,094	834	151.1%	5,829	4,502	29.5%
Depreciation and amortization	14,303	12,634	13.2%	59,265	49,757	19.1%
Net gains on dispositions of operating properties	(6,100)	(707)	762.8%	(7,466)	(4,714)	58.4%
Cumulative effect of change in accounting principle					1,392	(100.0%)
Non-cash amortization of restricted stock grants(1)		547	(100.0%)		2,190	(100.0%)

Funds From Operations	$24,262	$20,933	15.9%	$97,940	$91,558	7.0%

Weighted average common shares/units outstanding—basic	31,689	30,487		31,443	30,349
Weighted average common shares/units outstanding—diluted	31,928	30,606		31,715	30,555

FFO per common share/unit—basic	$0.77	$0.69	11.6%	$3.11	$3.02	3.0%

FFO per common share/unit—diluted	$0.76	$0.68	11.8%	$3.09	$3.00	3.0%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$24,262	$20,933	15.9%	$97,940	$91,558	7.0%
Adjustments:
Amortization of deferred financing costs	970	532	82.3%	2,647	1,720	53.9%
Tenant improvements, leasing commissions and recurring capital expenditures	(7,082)	(4,249)	66.7%	(11,113)	(11,168)	(0.5%)
Net effect of straight-line rents(2)	(1,260)	(2,272)	(44.5%)	(4,339)	(6,786)	(36.1%)

Funds Available for Distribution	$16,890	$14,944	13.0%	$85,135	$75,324	13.0%

FAD per common share/unit—basic	$0.53	$0.49	8.2%	$2.71	$2.48	9.3%

FAD per common share/unit—diluted	$0.53	$0.49	8.2%	$2.68	$2.47	8.5%

(1)	Commencing January 1, 2002, non-cash amortization of restricted stock grants is not added back to calculate Funds From Operations.
(2)
This amount represents the straight-line rent income recognized during the period net of a reserve for bad debts. For years ended December 31, 2002 and 2001, this amount was adjusted to reflect cash received and applied against the deferred rents receivable for early lease terminations.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Square Feet	Occupancy at:
		NOI	Sq. Ft.	Total	12/31/02	09/30/02	12/31/01
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	30	36.1%	25.8%	3,188,659	88.3%	87.5%	88.1%
Orange County	10	3.9%	3.8%	468,385	88.5%	89.8%	89.7%
San Diego	41	32.2%	25.0%	3,081,207	93.1%	93.3%	100.0%
Other	6	6.0%	5.8%	709,354	96.3%	97.6%	99.0%

Subtotal	87	78.2%	60.4%	7,447,605	91.1%	91.0%	93.9%

Industrial:
Los Angeles	4	2.0%	3.2%	388,805	70.7%	79.3%	99.4%
Orange County	44	18.5%	34.0%	4,196,741	100.0%	98.1%	98.3%
Other	2	1.3%	2.4%	295,417	100.0%	100.0%	100.0%

Subtotal	50	21.8%	39.6%	4,880,963	97.7%	96.2%	98.5%

OCCUPANCY BY REGION:
Los Angeles	34	38.1%	29.0%	3,577,464	86.4%	86.3%	89.8%
Orange County	54	22.4%	37.8%	4,665,126	98.8%	97.1%	97.3%
San Diego	41	32.2%	25.0%	3,081,207	93.1%	93.3%	100.0%
Other	8	7.3%	8.2%	1,004,771	97.4%	98.3%	99.3%

TOTAL STABILIZED PORTFOLIO	137	100.0%	100.0%	12,328,568	93.7%	93.1%	95.8%

RENOVATION PORTFOLIO:
Office:
Orange County	1			78,016

TOTAL PORTFOLIO	138			12,406,584

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	91.2%	96.1%	93.2%
Year-to-Date	91.7%	97.2%	93.9%

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	100.0%
5151—5155 Camino Ruiz	Camarillo	4	265,372	87.2%
185 S. Douglas Street	El Segundo	1	62,150	29.3%
909 N. Sepulveda	El Segundo	1	248,148	100.0%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	98.3%
525 N. Brand Blvd.	Glendale	1	43,647	27.5%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	86.4%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	42.8%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	73.1%
501 Santa Monica Blvd.	Santa Monica	1	70,045	87.8%
2829 Townsgate Road	Thousand Oaks	1	81,158	95.6%

Total Los Angeles Office		30	3,188,659	88.3%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,228	50.2%
8101 Kaiser Blvd.	Anaheim	1	60,177	85.7%
Anaheim Corp. Center	Anaheim	4	157,758	92.5%
601 Valencia	Brea	1	60,891	89.2%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,381	91.7%
2501 Pullman	Santa Ana	1	51,750	100.0%

Total Orange County Office		10	468,385	88.5%

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
5770 Armada Drive	Carlsbad	1	81,712	100.0%
12340 El Camino Real	Del Mar	1	89,168	100.0%
12348 High Bluff Drive	Del Mar	1	40,274	27.2%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 / 3611 / 3661 / 3811 Valley Centre Drive (Peregrine)	Del Mar	4	423,874	57.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of the Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290—6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	7	411,339	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		41	3,081,207	93.1%

Other
3750 University Avenue	Riverside, CA	1	124,986	100.0%
4351 Latham Avenue	Riverside, CA	1	21,357	100.0%
4361 Latham Avenue	Riverside, CA	1	30,581	100.0%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	95.1%

Total Other Office		6	709,354	96.3%

Total Office		87	7,447,605	91.1%

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130—3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	144,090	100.0%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752-12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	107,130	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,196,741	100.0%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,880,963	97.7%

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Same Store Analysis(1)

($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended December 31,			Year Ended December 31,
	2002	2001	% Change	2002	2001	% Change
Total Same Store Portfolio
Number of properties	124	124		124	124
Square Feet	11,129,334	11,129,334		11,129,334	11,129,334
Percent of Stabilized Portfolio	90.3%	90.4%		90.3%	90.4%
Average Occupancy	94.5%	97.1%		94.9%	96.5%

Operating Revenues:
Rental income	$38,671	$39,102	(1.1%)	$152,938	$154,890	(1.3%)
Tenant reimbursements	4,293	3,948	8.7%	19,375	19,310	0.3%
Other income	880	113	678.8%	2,408	431	458.7%

Total operating revenues	43,844	43,163	1.6%	174,721	174,631	0.1%

Operating Expenses:
Property expenses	7,451	6,624	12.5%	26,505	25,828	2.6%
Real estate taxes	3,327	2,264	47.0%	13,345	12,636	5.6%
Ground leases	272	311	(12.5%)	1,169	1,297	(9.9%)

Total operating expenses	11,050	9,199	20.1%	41,019	39,761	3.2%

GAAP Net Operating Income	$32,794	$33,964	(3.4%)	$133,702	$134,870	(0.9%)

	Same Store Analysis (Cash Basis)
	Three Months Ended December 31,			Year Ended December 31,
	2002	2001	% Change	2002	2001	% Change
Total operating revenues	42,762	41,077	4.1%	171,607	167,914	2.2%
Total operating expenses	11,050	9,199	20.1%	41,019	39,761	3.2%

Cash Net Operating Income	$31,712	$31,878	(0.5%)	$130,588	$128,153	1.9%

(1)	Same store defined as all stabilized properties owned at January 1, 2001 and still owned at December 31, 2002.

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

					2nd Generation(6)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	14	11	107,459	42,254	$15.59	$0.00	9.6%	(1.1%)	53.4%	100
Industrial	8	2	199,849	14,100	$9.77	$0.01	(0.4%)	(14.3%)	14.8%	104

Total	22	13	307,308	56,354	$12.14	$0.01	6.8%	(5.0%)	32.2%	102

Year-to-Date

					2nd Generation(6)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	38	44	436,976	255,281	$10.94	$0.06	4.4%	(2.4%)	48.0%	68
Industrial	25	14	451,457	180,555	$5.06	$0.12	4.3%	(5.8%)	51.8%	79

Total	63	58	888,433	435,836	$7.92	$0.09	4.7%	(3.0%)	49.3%	73

(1)	Represents leasing activity for leases commencing during the current quarter and year-to date, respectively. Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.
(6)	Second generation calculations based on leases commencing during the current quarter and year-to date, respectively.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Recurring Capital Expenditures
($ in thousands)

	Q4 2002	Q3 2002	Q2 2002	Q1 2002	Total 2002
Capital Improvements
Office	$1	$248	$157	$33	$439
Industrial	90	190	338	16	634

	91	438	495	49	1,073
Tenant Improvements & Leasing Commissions(1)
Office	5,014	1,814	599	289	7,716
Industrial	1,977	142	208	(3)	2,324

	6,991	1,956	807	286	10,040
Total
Office	5,015	2,062	756	322	8,155
Industrial	2,067	332	546	13	2,958

	$7,082	$2,394	$1,302	$335	$11,113

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Lease Expiration Summary Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2003	59	909,836	13.6%	$14,363	$15.79
2004	55	747,983	11.2%	16,591	22.18
2005	61	678,732	10.1%	12,866	18.96
2006	41	577,984	8.6%	13,500	23.36
2007	44	852,164	12.7%	15,101	17.72
2008	15	640,889	9.6%	15,288	23.85
2009	11	735,917	11.0%	15,937	21.66
2010	9	248,546	3.7%	5,476	22.03
2011	8	397,415	5.9%	7,593	19.11
2012 and beyond	12	907,925	13.6%	27,262	30.03

Subtotal	315	6,697,391	100.0%	$143,977	$21.50

INDUSTRIAL:
2003	13	424,663	8.9%	$2,534	$5.97
2004	15	486,786	10.2%	3,343	6.87
2005	13	686,060	14.4%	5,072	7.39
2006	8	573,802	12.1%	4,320	7.53
2007	9	496,391	10.4%	3,328	6.70
2008	7	841,327	17.7%	5,203	6.18
2009	7	505,976	10.6%	3,183	6.29
2010	1	33,130	0.7%	283	8.54
2011	4	386,606	8.1%	2,592	6.70
2012 and beyond	2	327,402	6.9%	3,101	9.47

Subtotal	79	4,762,143	100.0%	$32,959	$6.92

TOTAL PORTFOLIO:
2003	72	1,334,499	11.6%	$16,897	$12.66
2004	70	1,234,769	10.8%	19,934	16.14
2005	74	1,364,792	11.9%	17,938	13.14
2006	49	1,151,786	10.1%	17,820	15.47
2007	53	1,348,555	11.8%	18,429	13.67
2008	22	1,482,216	12.9%	20,491	13.82
2009	18	1,241,893	10.8%	19,120	15.40
2010	10	281,676	2.5%	5,759	20.45
2011	12	784,021	6.8%	10,185	12.99
2012 and beyond	14	1,235,327	10.8%	30,363	24.58

Total	394	11,459,534	100.0%	$176,936	$15.44

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2002.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2003	27	515,126	18.7%	$9,325	$18.10	14	36,467	9.1%	$677	$18.56
2004	33	549,115	19.9%	13,365	24.34	9	118,198	29.5%	1,649	13.95
2005	30	191,044	6.9%	5,278	27.63	10	57,616	14.4%	1,164	20.20
2006	27	241,375	8.7%	7,261	30.08	3	23,913	6.0%	565	23.63
2007	20	147,165	5.3%	3,791	25.76	6	31,555	7.9%	505	16.00
2008	7	288,079	10.4%	8,602	29.86	4	119,150	29.8%	2,135	17.92
2009	7	425,076	15.4%	10,272	24.17	—	—	—	—	—
2010	6	70,154	2.5%	2,027	24.02	—	—	—	—	—
2011	5	203,225	7.4%	2,666	13.12	1	13,213	3.3%	342	25.88
2012 and beyond	3	131,737	4.8%	3,920	29.76	—	—	—	—	—

Subtotal	165	2,762,096	100.0%	$66,507	$24.08	47	400,112	100.0%	$7,037	$17.59

INDUSTRIAL:
2003	—	—	—	—	—	13	424,663	10.1%	$2,534	$5.97
2004	1	76,570	27.9%	554	7.24	14	410,216	9.8%	2,789	6.80
2005	1	192,053	69.8%	2,027	10.55	12	494,007	11.8%	3,045	6.16
2006	—	—	—	—	—	7	409,262	9.8%	3,140	7.67
2007	—	—	—	—	—	9	496,391	11.8%	3,328	6.70
2008	—	—	—	—	—	7	841,327	20.1%	5,203	6.18
2009	1	6,362	2.3%	101	15.88	6	499,614	11.9%	3,082	6.17
2010	—	—	—	—	—	1	33,130	0.8%	283	8.54
2011	—	—	—	—	—	3	255,729	6.1%	1,800	7.04
2012 and beyond	—	—	—	—	—	2	327,402	7.8%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,682	$9.75	74	4,191,741	100.0%	$28,305	$6.75

TOTAL PORTFOLIO:
2003	27	515,126	17.0%	$9,325	$18.10	27	461,130	10.0%	$3,211	$6.96
2004	34	625,685	20.6%	13,919	22.25	23	528,414	11.5%	4,438	8.40
2005	31	383,097	12.6%	7,305	19.07	22	551,623	12.0%	4,209	7.63
2006	27	241,375	8.0%	7,261	30.08	10	433,175	9.5%	3,705	8.55
2007	20	147,165	4.8%	3,791	25.76	15	527,946	11.5%	3,833	7.26
2008	7	288,079	9.5%	8,602	29.86	11	960,477	20.9%	7,338	7.64
2009	8	431,438	14.2%	10,373	24.04	6	499,614	10.9%	3,082	6.17
2010	6	70,154	2.3%	2,027	28.89	1	33,130	0.7%	283	8.54
2011	5	203,225	6.7%	2,666	13.12	4	268,942	5.9%	2,142	7.96
2012 and beyond	3	131,737	4.3%	3,920	29.76	2	327,402	7.1%	3,101	9.47

Total	168	3,037,081	100.0%	$69,189	$22.78	121	4,591,853	100.0%	$35,342	$7.70

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2002.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2003	2	107,128	3.7%	$1,437	$13.41	16	251,115	37.1%	$2,924	$11.64
2004	1	50,929	1.8%	960	18.85	12	29,741	4.4%	617	20.75
2005	4	304,454	10.6%	3,824	12.56	17	125,618	18.6%	2,600	20.70
2006	3	190,209	6.7%	3,147	16.54	8	122,487	18.1%	2,527	20.63
2007	6	531,491	18.6%	8,015	15.08	12	141,953	21.0%	2,790	19.65
2008	4	233,660	8.2%	4,551	19.48	—	—	—	—	—
2009	3	305,378	10.7%	5,530	18.11	1	5,463	0.8%	135	24.71
2010	3	178,392	6.2%	3,449	19.33	—	—	—	—	—
2011	2	180,977	6.3%	4,585	25.33	—	—	—	—	—
2012 and beyond	9	776,188	27.2%	23,342	30.07	—	—	—	—	—

Subtotal	37	2,858,806	100.0%	$58,840	$20.58	66	676,377	100.0%	$11,593	$17.14

INDUSTRIAL:
2003	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
2003	2	107,128	3.7%	$1,437	$13.41	16	251,115	25.8%	$2,924	$11.64
2004	1	50,929	1.8%	960	18.85	12	29,741	3.1%	617	20.75
2005	4	304,454	10.6%	3,824	12.56	17	125,618	12.9%	2,600	20.70
2006	3	190,209	6.7%	3,147	16.54	9	287,027	29.5%	3,707	12.92
2007	6	531,491	18.6%	8,015	15.08	12	141,953	14.6%	2,790	19.65
2008	4	233,660	8.2%	4,551	19.48	—	—	—	—	—
2009	3	305,378	10.7%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	3	178,392	6.2%	3,449	19.33	—	—	—	—	—
2011	2	180,977	6.3%	4,585	25.33	1	130,877	13.5%	792	6.05
2012 and beyond	9	776,188	27.2%	23,342	30.07	—	—	—	—	—

Total	37	2,858,806	100.0%	$58,840	$20.58	68	971,794	100.0%	$13,565	$13.96

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2002.
(2)	Reflects annualized rent calculated on a straight-time basis.

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$16,907	1,029,506	9.5%	8.4%
Peregrine Systems, Inc. (2)	7,044	241,747	4.0%	2.0%
DirecTV, Inc.	6,686	182,463	3.8%	1.5%
Diversa Corporation	4,702	136,908	2.6%	1.1%
Epson America, Inc.	4,251	166,575	2.4%	1.4%
Brobeck, Phleger & Harrison (3)	4,241	161,500	2.4%	1.3%
Newgen Results Corporation	3,445	102,875	1.9%	0.8%
Scan Health Plan	3,429	119,219	1.9%	1.0%
Epicor Software Corporation	3,417	172,778	1.9%	1.4%
Intuit, Inc.	3,150	212,214	1.8%	1.7%

Total Office Properties	$57,272	2,525,785	32.2%	20.6%

Industrial Properties:
Celestica California, Inc.	$2,493	303,533	1.4%	2.5%
Qwest Communications Corporation	2,427	244,800	1.4%	2.0%
Mattel, Inc.	2,023	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,700	157,458	1.0%	1.3%
Targus, Inc.	1,482	266,093	0.8%	2.2%
OmniPak	1,461	286,139	0.8%	2.3%
Southern Plastic Mold, Inc.	1,210	188,000	0.7%	1.5%
Kraft Foods, Inc.	1,185	164,540	0.7%	1.3%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	809	100,000	0.5%	0.8%

Total Industrial Properties	$15,750	2,060,346	8.9%	16.8%

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	In September 2002, Peregrine Systems, Inc. filed for bankruptcy. As part of the bankruptcy filing, Peregrine filed a motion to reject two leases it has with the Company encompassing 52,375 and 129,752 rentable square feet. Peregrine continues to lease two buildings encompassing 241,747 rentable square feet, of which 64,946 rentable square feet are subleased to other tenants. Of the annual base rental revenues of $7.0 million, the Peregrine leases contribute approximately $4.9 million and the executed subleases contribute approximately $2.1 million.
(3)	Brobeck, Phleger & Harrison have two leases with the Company encompassing 72,332 and 89,168 rentable square feet. The leases contribute approximately $1.6 million and $2.6 million in annual base rental revenues, respectively.

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
909 N. Sepulveda, El Segundo	248,148	2,978	February 28, 2003 (2)
1231 N. Miller Street, Anaheim	113,242	684	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,729	January 31, 2006
2250 E. Imperial Highway, El Segundo	7,791	272	November 30, 2004

	764,006	13,162

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,217	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,226	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	302	August 31, 2005

Total	1,029,506	$16,907

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	Boeing has informed the Company that it intends to vacate the space upon lease expiration.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Summary of Peregrine Systems, Inc. Leases
($ in thousands)

Peregrine Systems, Inc.	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Motion Filed to Reject(4)
Building 1—3579 Valley Centre Drive	52,375	$1,682
Building 3—3661 Valley Centre Drive	129,752	4,308
Building 4—3721 Valley Centre Drive(2)	114,780	—

	296,907	5,990

Leases Not Rejected(4)
Building 2—3611 Valley Centre Drive	129,680	3,779	April 30, 2012
Building 5—3811 Valley Centre Drive(3)	112,067	3,265	July 31, 2011

	241,747	7,044

Total	538,654	$13,034

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	Building 4 was under construction when Peregrine previously surrendered it back to KRC. The Building has been 100% released to a third-party tenant.
(3)	Includes 64,496 rentable square feet of executed subleases with annual base rental revenues of approximately $2.1 million.
(4)
In September 2002 Peregrine filed for bankruptcy. As part of the bankruptcy filing, Peregrine filed a motion to reject three leases it has with the Company. Peregrine did not file to reject the remaining two leases at that time. Peregrine has recently indicated that it intends to file a motion to reject the remaining two leases.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Acquisitions and Dispositions
($ in thousands)

ACQUISITIONS:
Project	Location	Type	Month of Acquisition	Square Feet	Purchase Price (1)
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
2525 Pullman	Santa Ana	Industrial	August	107,130	$8,095

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE ACQUISITIONS				107,130	$8,095

DISPOSITIONS:
Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
3990 Ruffin Road	San Diego	Office	September	45,634	$6,492

4th QUARTER:
23600/23610 Telo Avenue	Torrance	Office	November	79,967	7,120
Walnut Park Business Center	Diamond Bar	Industrial	November	165,685	11,990
1240-1250 Lakeview Boulevard	Anaheim	Office	November	78,903	9,045
Alton Business Center	Irvine	Industrial	December	143,117	13,600

				467,672	41,755

TOTAL YEAR-TO-DATE DISPOSITIONS				513,306	$48,247

(1)	Includes all closing costs at December 31, 2002.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Leased
1st QUARTER:
15051 Ave of Science (ICC Lot 12)	Rancho Bernardo, CA	Office	2Q 2000	2Q 2001	70,617	$15,190	100%
4939 Directors Place (Gateway Lot 4)	Sorrento Mesa, CA	Office	2Q 2001	1Q 2002	60,662	16,762	100%

Subtotal					131,279	31,952	100%

2nd QUARTER:
23975 Park Sorrento (Calabasas Ph II)	Calabasas, CA	Office	2Q 2000	2Q 2001	100,592	22,265	100%
15073 Ave of Science (ICC Lot 8)	Rancho Bernardo, CA	Office	2Q 2000	2Q 2001	46,759	9,858	100%
10390 Pacific Center Court (PCC Lots 25&27)	Sorrento Mesa, CA	Office	2Q 2001	4Q 2001	68,400	17,821	100%

Subtotal					215,751	49,944	100%

3rd QUARTER:
12340 El Camino Real (Brobeck Expansion)	Del Mar, CA	Office	3Q 2001	3Q 2002	89,168	24,360	100%

Subtotal					89,168	24,360	100%

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					436,198	$106,256	100%

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 12/31/2002	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12100 W. Olympic Blvd. (WMC III)	West LA, CA	Office	4Q 2000	2Q 2002	2Q 2003	151,000	$60,069	$46,211	23	%(2)
999 Sepulveda (Imperial & Sepulveda)	El Segundo, CA	Office	1Q 2001	3Q 2002	3Q 2003	133,678	44,567	36,367	0%
3721 Valley Centre Drive (Peregrine Bldg 4)(3)	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2003	114,780	31,173	25,814	100%

Subtotal						399,458	135,809	108,392	37%

PROJECTS UNDER CONSTRUCTION:
12400 High Bluff (San Diego Corporate Center)	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	61,752	38,078	84%

Subtotal						208,961	61,752	38,078	84%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						608,419	197,561	146,470	53%

COMMITTED DEVELOPMENT:
None

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						608,419	$197,561	$146,470	53%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Certain aspects of this lease are subject to governmental approval.
(3)
3721 Valley Centre Drive was previously committed to Peregrine Systems, Inc. Peregrine surrendered the building back to the Company in June 2002. The building has been 100% released to an unaffiliated third party tenant.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 12/31/2002
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	51,187	$10,703	$2,905
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,295	3,508
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,136	3,470
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.2	37,405	8,364	2,381
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	50,441	13,442
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	26,493	6,814
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	34,852	6,792
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	34,269	6,793
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	61,000	16,813	3,852
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	24,404	7,100
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	19,602	4,987
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	19,548	6,376

TOTAL FUTURE DEVELOPMENT PIPELINE			58.2	1,107,459	$272,920	$68,420

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Share Buyback Summary
At December 31, 2002

	# of Shares	Average Price per Share	Total $ Transacted Including Commission
Total Activity Prior to 2002	2,264,300	$20.5368	$46,609,172
Total Q4 2002 Activity	508,200	22.3877	11,397,755

TOTAL REPURCHASES TO DATE	2,772,500	$20.8761	$58,006,927

Board of Directors Authorized Share Repurchases	4,000,000
Less: Shares Repurchased to Date	(2,772,500)

Remaining Board of Directors Authorization	1,227,500

KILROY REALTY CORPORATION

Fourth Quarter 2002 Supplemental Financial Report

Capital Structure

At December 31, 2002

($ in thousands)

	Shares/Units at December 31, 2002	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		507,037	30.8%
Unsecured Line of Credit		255,000	15.5%

Total Debt		$762,037	46.3%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	4.6%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	2.1%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.7%
Common Units Outstanding (2)	4,236,752	97,657	5.9%
Common Shares Outstanding (2)	27,419,880	632,028	38.4%

Total Equity		$884,685	53.7%

TOTAL MARKET CAPITALIZATION		$1,646,722	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $23.05 at December 31, 2002.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Debt Analysis
At December 31, 2002
($ in thousands)

TOTAL DEBT COMPOSITION
	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	66.5%	6.3%	5.2
Unsecured Debt	33.5%	3.5%	2.2

Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2),(3),(4),(6)	63.5%	6.7%	5.3
Floating Rate Debt(5)	36.5%	3.0%	2.3

Total Debt		5.3%	4.2

Total Debt Including Loan Fees		5.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$255,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.4	$14.0

(1)	The Company currently has an interest-rate swap agreement, which expires in January 2005, to fix LIBOR on $50 million of its floating rate debt at 4.46%.
(2)	In November 2002 the Company entered into an interest-rate swap agreement, which expires in November 2005, to fix LIBOR on $50 million of its floating rate debt at 2.57%.
(3)	In December 2002 the Company entered into interest-rate swap agreements, which expire in December 2006, to fix LIBOR on $50 million of its floating rate debt at 2.98%.
(4)	In November 2002 an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% expired.
(5)	The Company currently has interest-rate cap agreements, which expire in January 2005, to cap LIBOR on $100 million of its floating rate debt at 4.25%.
(6)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 76.7% of its total outstanding debt at December 31, 2002.

KILROY REALTY CORPORATION
Fourth Quarter 2002 Supplemental Financial Report

Debt Analysis
At December 31, 2002
($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		2003	2004	2005	2006	2007	After 2007	Total
Unsecured Debt:
Floating	2.92%	03/15/2005				$255,000				$255,000
Secured Debt:
Floating	3.19%	10/29/2003		75,671						75,671
Floating	3.13%	06/29/2004		647	20,263					20,910
Floating	3.23%	09/29/2004	(1)		16,242					16,242
Fixed	8.35%	01/31/2005		1,690	1,837	72,982				76,509
Fixed	8.45%	12/01/2005		575	625	10,349				11,549
Floating	2.82%	12/23/2005	(2)			29,000				29,000
Floating	3.17%	01/01/2006					31,000			31,000
Fixed	6.51%	08/12/2007		204	218	232	248	17,049		17,951
Fixed	7.21%	08/12/2007		143	154	166	178	4,325		4,966
Fixed	7.20%	04/01/2009		1,819	1,954	2,099	2,256	2,423	78,079	88,630
Fixed	6.70%	01/10/2012		910	973	1,040	1,112	1,189	74,063	79,287
Fixed	8.21%	10/01/2013		384	416	452	490	532	4,143	6,417
Fixed	8.26%	11/01/2014		688	748	813	883	960	18,161	22,253
Fixed	7.15%	05/01/2017		1,097	1,178	1,266	1,359	1,459	20,293	26,652

	4.95%			83,828	44,608	118,399	37,526	27,937	194,739	507,037

Effect of SWAPS	0.38%

Total	5.33%			$83,828	$44,608	$373,399	$37,526	$27,937	$194,739	$762,037

(1)	Maturity date does not reflect the one-year extension option.
(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS
Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000